Exhibit 10.17

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”.
AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE
COMMISSION.

FIRST AMENDMENT TO DISTRIBUTION AGREEMENT

This First Amendment to Distribution Agreement (this “Amendment”) is made by and between Bristol-Myers Squibb Medical Imaging, Inc., formerly known as Bristol-Myers Squibb Pharma Company (“BMS”) and Medi-Physics, Inc., doing business as G.E. Healthcare (“G.E. Healthcare”) (referred to individually as “Party” and collectively as “Parties”) and shall be effective as of January 1, 2005.

WITNESSETH:

WHEREAS, BMS and G.E. Healthcare are Parties to that certain Distribution Agreement dated October 31, 2001 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement all in accordance with, and subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the Parties agree as follows:

1.             Defined Terms. Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Agreement. All references to “NA” in the Agreement shall be read to mean “G.E. Healthcare.”

2.             Amendments. Subject to the terms and conditions of this Amendment, the Agreement is amended as follows:

(a)           Article 1. Article 1, Appointment as Distributor, is hereby deleted in its entirety with the following substituted therefor:

ARTICLE 1. Appointment as Distributor

BMS hereby grants to G.E. Healthcare, under the terms and condition of this Agreement, the non-exclusive right to market, distribute and sell the terminally sterilized Technetium (Tc-99m) generators (brand name “TechneLite®”), Gallium Citrate Ga-67 Injection and Xe-133 gas products and accessory products hereinafter identified on Exhibit A attached hereto (“Products”) in the ****, to include the ****. In addition BMS agrees to supply to G.E. Healthcare Radiopharmacies in ****, solely for unit dose preparation in ****, the TechneLite®, Ga-67 and Xe-133 Products listed on Exhibit A. G.E. Healthcare Radiopharmacies in **** are defined as those free-standing radiopharmacies in which G.E. Healthcare has at least a **** percent (****%) ownership interest. Hereinafter, the term “Territory” shall refer to both **** and **** so described above.

(b)        Section 2.6. Sentence 5 of Section 2.6 is hereby amended to change the day of calibration for Gallium Citrate Ga-67 Injection products to **** as follows:

...Gallium Citrate Ga-67 Injection products shall be made available ****, calibrated for the following ****. ....

(c)        Section2.7. Section 2.7 is deleted in its entirety with the following substituted therefor:

2.7       The purchase prices to be charged G.E. Healthcare for calendar year 2005 are shown in Exhibit C1 and the mechanism to calculate future pricing for each Product is set forth in the Notes in Exhibit C1 . Included in the prices of the Products are:

(a)    **** (****) external generator shields per initial TechneLite® standing order (A25);

(b)    **** (****) elution shields per initial TechneLite® standing order (A14);

(c)    **** (****) packs of any combination of saline and evacs (A15, A17 or A3) per each received TechneLite® standing order.

(d)    BMS assures that the prices charged to G.E. Healthcare for each Product shall recognize G.E. Healthcare‘s proportion of total BMS volume for each Product.

(d)        Section 2.8. Section 2.8 is deleted in its entirety with the following substituted therefor:

2.8       Delivery of Products to G.E. Healthcare hereunder shall be made by BMS via Federal Express, Priority Overnight Service from BMS’s manufacturing facility located at 331 Treble Cove Road, North Billerica, Massachusetts. If so requested by G.E. Healthcare, BMS will arrange for alternative shipment of Products in accordance with G.E. Healthcare‘s shipping instructions contained in a Firm Order. This includes shipment of **** calibrated TechneLite® for delivery “prior to first run ****”. Notwithstanding any other provision in this Agreement, BMS shall incur no liability of any nature whatsoever to G.E. Healthcare, its subdistributors, dealers, agents or affiliates, with respect to BMS’s performance of shipping duties on G.E. Healthcare‘s behalf other than because of BMS’s gross negligence.

(e)                    Section 2.10. Section 2.10 is hereby added as follows:

2.10     (a)          Within **** (****) days after each Quarter (as defined below) during the period from ****, through the ****, BMS shall credit to G.E. Healthcare a rebate (determined in accordance with Exhibit C2 and as more fully detailed therein) on the TechneLite® shipped to it during such Quarter based on the aggregate volume of TechneLite® (measured by the number of curies of molybdenum (Mo 99) contained in such TechneLite® at ****

Eastern Time on the day of ****) and the percentage growth in the TechneLite® Volume Amount (as defined below) for such Quarter relative to a baseline amount as set forth in Exhibit C2. As used herein, the “TechneLite® Volume Amount” means the total volume of TechneLite® measured in curies shipped to G.E. Healthcare by BMS in a Quarter. “Quarter” shall mean each of the three (3) month periods ending on March 31, June 30, September 30 and December 31 of any year; provided that the last quarter shall end on the date of termination of this Agreement.

(b)       The rebates provided for in this Section 2.10 shall be provided to G.E. Healthcare in the form of credits against future purchases of any products sold to G.E. Healthcare by BMS, and BMS shall have no obligation to settle any such rebate in cash, provided however, that if G.E. Healthcare ceases to exist or is otherwise acquired and there are no outstanding invoices payable by G.E. Healthcare to BMS, then BMS shall be obligated to settle any rebate due after such time in cash.

(f)         Section 9.1. Section 9.1 is hereby deleted in its entirety with the following substituted therefor:

9.1       Unless earlier terminated as provided in this Agreement, the initial term of this Agreement shall commence as of October 31, 2001 (the “Effective Date”) and conclude on December 31, 2014. Thereafter, this Agreement will automatically renew for three (3) year periods. Notwithstanding the foregoing, this Agreement may be terminated at any time by either Party on three (3) years’ written notice relating to TechneLite® and six (6) months’ written notice relating to the other Products.

(g)        Section 12.2. The name and address for BMS in Section 12.2 is amended to read as follows:

Bristol-Myers Squibb Medical Imaging, Inc.

Attn: Director, Key Accounts

331 Treble Cove Road

North Billerica, MA 01862

Copy to: Legal Department (at the same address)

(h)         Section 12.8. Section 12.8 is hereby added as follows:

12.8     The Parties agree to exchange inventory bar code specifications, formatting and encryption information related to such inventory bar code specifications. Each Party will be responsible for implementing this information in its own software systems and will use best efforts to inform the other promptly when changes and/or additions are expected or problems are discovered with the bar codes. In addition, each Party will be responsible for having a manual alternative in their systems for use if the bar codes fail for any reason. Notwithstanding any provision to the contrary, neither Party shall be liable to the other as a result of or in connection with any non-working bar codes.

The agreement to exchange inventory bar code specifications, formatting and encryption information related to such inventory bar code specifications is limited to bar code format information and does not include any source code for either Party’s software. Neither Party may distribute the bar code format information to another Party without written permission from the owner. Ownership for the bar code format remains with the originating company.

(i)       Section 12.9. Section 12.9 is hereby added as follows:

12.9     Each Party represents and warrants that throughout the term of this Agreement said Party shall be and shall remain in compliance with all applicable federal, state and local laws, including, but not limited to, if applicable, the Federal Anti-kickback Statute’s discount safe harbor provisions at 42 U.S.C. § 1320a-7b(b) and 42 C.F.R. § 1001.952(h).

(j)       Exhibit A. Exhibit A is hereby deleted in its entirety with the following substituted therefor:

Exhibit A

Products

TechneLite®
****	**** mCi Unit, Calibrated @ noon Eastern Time, ****
****	**** mCi Unit “
****	**** mCi Unit “
****	**** mCi Unit “
****	**** mCi Unit “
****	**** mCi Unit “
****	**** mCi Unit “
****	**** mCi Unit “
****	**** mCi Unit “
****	**** mCi Unit “
****	**** mCi Unit “
****	**** mCi Unit “
****	**** mCi Unit “

MHDLG	TechneLite® handling fee

A****	Set of **** ****Ml saline eluent vials
A****	Set of **** ****Ml saline eluent vials
A****	Set of **** ****Ml evacuated collection vials
A****	Lead elution shield

A****	MolyCoddle® radiation reducer
A****	Aluminum Ion indicator kit

Xenon-133
X****	Xe-133 **** mCi, **** vial tube, caibrated @ noon Eastern Time, Wednesday ****
X****	Xe-133 **** mCi, **** vial tube ”
X****	Xe-133 **** mCi, **** vial tube ”
X****	Xe-133 **** mCi, **** vial tube ”
X****	Xe-133 **** mCi, **** vial tube ”

X****	Xe-133 **** mCi, **** vial tube ”
X****	Xe-133 **** mCi, **** vial tube ”
X****	Xe-133 **** mCi, **** vial tube ”
X****	Xe-133 **** mCi, **** vial tube ”
X****	Xe-133 **** mCi, **** vial tube ”

XGUN	Xenon Gun
XHDLG	Xenon handling fee

Gallium-67
Ga****-H	**** mCi vial, calibrated @ noon Eastern Time, Thursday ****
Ga****-H	**** mCi vial ”
Ga****-H	**** mCi vial ”
Ga****-H	**** mCi vial ”

GHDLG	Gallium handling fee

Notes

•      BMS reserves the right to add or delete specific items from its total product portfolio with **** days’ prior written notice.

•      ****=****, ****= ****

•      ****=****, ****=****, ****=****, ****=****, ****=****

(k)       Exhibit Cl. Exhibits C1 is deleted in its entirety and substituted with the following:

Exhibit C1

Pricing **** through ****

TechneLite®
****	$****
****	$****

****	$****
****	$****
****	$****
****	$****
****	$****
****	$****
****	$****
****	$****
****	$****
****	$****
****	$****

MHDLG	See Notes

A****	$****
A****	$****
A****	$****
A****	$****
A****	$****
A****	$****

Xenon-133
X****	$****
X****	$****
X****	$****
X****	$****
X****	$****

X****	$****
X****	$****
X****	$****
X****	$****
X****	$****

XGUN	$****
XHDLG	See Notes

Gallium-67
Ga****-H	$****
Ga****-H	$****
Ga****-H	$****
Ga****-H	$****

GHDLG	See notes

Notes

• Handling fee schedule per order
• Federal Express door to door	$****
• Ground carrier door to door	$****
• Dual leg, i.e. Airnet and Ground carrier	$****

•      When necessary to substitute requested items due to inventory shortfall, BMS will adjust prices for substituted items to reflect requested items total cost.

•      Annual Price Adjustment for each item will be expressed as a percentage and calculated as follows:

•      Cost of materials plus ****% of the **** change in the **** (“****”), ****. The **** can be found at ****.

•      Pricing for **** will be communicated to G.E. Healthcare on or about **** of the previous ****.

•      Pricing will be in effect from **** through **** of the same ****.

(l) Exhibit C2. Exhibits C2 is deleted in its entirety and substituted with the following:

Exhibit C2

TechneLite® Growth Rebate

During the period **** through the ****, the rebates creditable or payable pursuant to Section 2.10 for the TechneLite®  shipped in any Quarter shall consist of a Growth Rebate, which shall be determined based on the excess of the TechneLite® Volume Amount (as defined in Section 2.10) for such Quarter over the Quarterly Baseline Target once a certain percentage of such Quarterly Baseline Target is achieved, as provided below.

If the TechneLite® Volume Amount in the applicable Quarter meets or exceeds ****% of the Quarterly Baseline Target, a Tier 1 Growth Rebate shall be paid on the quantity of curies of the TechneLite® Volume Amount for such Quarter that exceeds the Quarterly Baseline Target. If the TechneLite® Volume Amount in the applicable Quarter meets or exceeds ****% of the Quarterly Baseline Target, a Tier 2 Growth Rebate shall be paid on the quantity of curies of the TechneLite® Volume Amount for such Quarter that exceeds the Quarterly Baseline Target.

The initial Quarterly Baseline Target shall be **** Ci(the “Quarterly Baseline Target”) and shall remain in effect until ****. For subsequent years, the Quarterly Baseline Target will be the quantity of TechneLite® measured in curies purchased in the third Quarter of the preceding year.

During the period **** through ****, the Growth Rebate shall applied as follows:

	Quantity of Curies	Growth Rebate Dollar Amount Per Ci
Tier 1 Growth Rebate	**** Ci to **** Ci	$	****
Tier 2 Growth Rebate	**** Ci or more	$	****

For subsequent years, the Growth Rebate dollar amount per curie for Tier 1 Growth Rebates and Tier 2 Growth Rebates will be adjusted by the percentage increase calculated under Annual Price Adjustment in Exhibit C1.

For example, if the TechneLite®. Volume Amount for the applicable Quarter is equal to **** Ci, which during the period ****-through ****, represents at least ****% growth over the Quarterly Baseline Target of **** Ci, then a Tier 1 Growth Rebate of $**** per curie shall be creditable or payable pursuant to Section 2.10 on the difference in curies between the total quantity of curies of TechneLite® shipped in the Quarter and the Quarterly Baseline Target. The Growth Rebate would be: [(**** – ****) x ****] = $****.

Similarly, if the TechneLite® Volume Amount for the applicable Quarter is equal to **** Ci, which, during the period **** through ****, represents at least ****% growth over the Quarterly Baseline Target of **** Ci, then a Tier 2 Growth Rebate of $**** per curie shall be creditable or payable pursuant to Section 2.10 on the difference in curies between the total quantity of curies of TechneLite® shipped in the Quarter and the Quarterly Baseline Target. The Growth Rebate would be: [(**** — ****) x ****] = $****.

(m)                Exhibit F. Exhibit F is hereby deleted in its entirety.

3.                Full Force and Effect. Except as expressly amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict between the terms of the Agreement and this Amendment, this Amendment shall control.

4.                Counterparts. This Amendment may be executed in separate counterparts, each of which when so executed, shall be deemed and original and all said counterparts when taken together shall be deemed to constituted but one and the same instrument.

5.                Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware, excluding the conflict of law provisions thereof.

6.                Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date set forth above.

MEDI-PHYSICS, INC. D/B/A G.E. HEALTHCARE

By:	/s/ [ILLEGIBLE]
Title:	Vice President
Date:	3-5-05

BRISTOL-MYERS SQUIBB MEDICAL IMAGING, INC.

By:	/s/ [ILLEGIBLE]
Title:	President
Date:	3-16-05